AMERICAN SELECT FUNDS
                         A MASSACHUSETTS BUSINESS TRUST


                              DECLARATION OF TRUST


                                 AUGUST 18, 1999

                              AMERICAN SELECT FUNDS
                              DECLARATION OF TRUST
                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I  NAME, PRINCIPAL PLACE OF BUSINESS AND DEFINITIONS..................1
      Section 1.  Name........................................................1
      Section 2.  Principal Place of Business.................................1
      Section 3.  Resident Agent..............................................1
      Section 4.  Definitions.................................................2

ARTICLE II  PURPOSE OF TRUST..................................................2

ARTICLE III  BENEFICIAL INTEREST..............................................3
      Section 1.  Shares of Beneficial Interest...............................3
      Section 2.  Ownership of Shares.........................................3
      Section 3.  Investment in the Trust.....................................3
      Section 4.  Assets and Liabilities of the Trust.........................3
      Section 5.  No Preemptive Rights........................................4
      Section 6.  Limitation on Personal Liability............................4

ARTICLE IV  THE TRUSTEES......................................................4
      Section 1.  Management of the Trust.....................................4
      Section 2.  Election of Trustees........................................5
      Section 3.  Term of Office of Trustees..................................5
      Section 4.  Resignation and Appointment of Trustees.....................5
      Section 5.  Temporary Absence of Trustee................................6
      Section 6.  Number of Trustees..........................................6
      Section 7.  Effect of Death, Resignation, Etc. of a Trustee.............6
      Section 8.  Ownership of Trust Assets...................................6

ARTICLE V  POWERS OF THE TRUSTEES.............................................6
      Section 1.  Powers......................................................6
      Section 2.  Trustees and Officers as Shareholders.......................9
      Section 3.  Action by the Trustees......................................9
      Section 4.  Chairman of the Trustees...................................10

ARTICLE VI  EXPENSES OF THE TRUST............................................10

ARTICLE VII  INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT....10
      Section 1.  Investment Adviser.........................................10
      Section 2.  Principal Underwriter......................................11
      Section 3.  Transfer Agent.............................................11

      Section 4.  Parties to Contract........................................11
      Section 5.  Provisions and Amendments..................................12

ARTICLE VIII  SHAREHOLDERS' VOTING POWERS AND MEETINGS.......................12
      Section 1.  Voting Powers..............................................12
      Section 2.  Meetings...................................................13
      Section 3.  Quorum and Required Vote...................................13

ARTICLE IX  CUSTODIAN........................................................13
      Section 1.  Appointment and Duties.....................................13
      Section 2.  Employment of Sub-Custodians...............................14
      Section 3.  Central Depository System..................................14

ARTICLE X  DISTRIBUTIONS AND REDEMPTIONS.....................................15
      Section 1.  Distributions..............................................15
      Section 2.  Redemptions................................................15
      Section 3.  Determination of Net Asset Value and Valuation of
                   Portfolio Assets..........................................16
      Section 4.  Suspension of the Right of Redemption......................16

ARTICLE XI  LIMITATION OF LIABILITY AND INDEMNIFICATION......................17
      Section 1.  Limitation of Liability....................................17
      Section 2.  Indemnification............................................17
      Section 3.  Shareholders...............................................18

ARTICLE XII  MISCELLANEOUS...................................................19
      Section 1.  Trust Not A Partnership....................................19
      Section 2.  Trustee's Good Faith Action, Expert Advice, No Bond
                   or Surety.................................................19
      Section 3.  Establishment of Record Dates..............................19
      Section 4.  Termination of Trust.......................................20
      Section 5.  Filing of Copies, References, Headings.....................21
      Section 6.  Applicable Law.............................................21
      Section 7.  Amendments.................................................21
      Section 8.  Fiscal Year................................................22
      Section 9.  Use of the Words "American" and "American Airlines"........22
      Section 10. Notice to Other Parties....................................22

                              AMERICAN SELECT FUNDS
                              ---------------------

                              DECLARATION OF TRUST
                              --------------------



      This DECLARATION OF TRUST is made on August 18, 1999, by the undersigned Trustees and by the holders of Shares of beneficial interest to be issued hereunder as hereinafter provided.

      WITNESSETH that

      WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable Shares in accordance with the provisions hereinafter set forth; and

      WHEREAS, the Trustees hereby desire to establish a trust for the investment and reinvestment of funds contributed thereto.

      NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                    ARTICLE I
                                    ---------

                NAME, PRINCIPAL PLACE OF BUSINESS AND DEFINITIONS
                -------------------------------------------------

NAME
----

      SECTION 1. This Trust shall be known as the "American Select Funds" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

PRINCIPAL PLACE OF BUSINESS
---------------------------

      SECTION 2. The principal place of business of the Trust shall be 4333 Amon Carter Boulevard, Fort Worth, Texas 76155.

RESIDENT AGENT
--------------

      SECTION 3. The resident agent for the Trust in Massachusetts shall be CT Corporation, 2 Oliver Street, Boston, Massachusetts, or such other person as the Trustees may from time to time designate.

DEFINITIONS
-----------

      SECTION 4. Wherever used herein, unless otherwise required by the context or specifically provided:

           (a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time;

           (b)  The "Trust" refers to the American Select Funds;

           (c) "Net Asset Value" means the net asset value of each Trust series as determined in the manner provided in Article X, Section 3;

           (d) "Shareholder" means a record owner of Shares of the Trust;

           (e) The "Trustees" refers to the individual trustees in their capacity as trustees duly elected or appointed, qualified hereunder and serving as Trustees of the Trust and their successor or successors for the time being in office as such trustee or trustees;

           (f) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust, series or any class thereof shall be divided from time to time, and includes fractions of shares as well as whole shares (all of the transferable units of a series or of a single class may be referred to as "shares" as the context may require) consistent with the requirements of federal and/or other securities laws;

           (g) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time;

           (h) "Declaration of Trust" shall mean this Declaration of Trust as amended or restated from time to time; and

           (i) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time.

                                   ARTICLE II
                                   ----------

                                PURPOSE OF TRUST
                                ----------------

      The purpose of this Trust is to provide investors, through one or more series or classes thereof as designated by the Trustees, with a continuous source of managed investments in securities.

                                   ARTICLE III
                                   -----------

                               BENEFICIAL INTEREST
                               -------------------

SHARES OF BENEFICIAL INTEREST
-----------------------------

      SECTION 1. The Shares of the Trust shall be issued in one or more series and/or classes as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, with or without par value as the Trustees may specify, each of which shall represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. Each series shall be represented by one or more classes of Shares, with each class possessing such rights (including, notwithstanding any contrary provision herein, voting rights) as the Trustees may, without Shareholder approval, authorize. Shares of each series, when issued, shall be fully paid and non-assessable. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional Shares. The Trustees may from time to time and without Shareholder approval divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

OWNERSHIP OF SHARES
-------------------

      SECTION 2. The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST
-----------------------

      SECTION 3. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. As determined by guidelines established by the Trustees, such investments may be in the form of cash or securities in which the Trust (or each designated series) is authorized to invest, valued as provided in Article X, Section 3. Investments in the Trust shall be credited to each Shareholder's account in the form of full or fractional Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion: (a) impose a sales charge upon investments in the Trust and (b) issue fractional Shares. The Trustees shall have the right to refuse to accept investments in the Trust at any time without any cause or reason whatsoever.

ASSETS AND LIABILITIES OF THE TRUST
-----------------------------------

      SECTION 4. All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that series and shall be held by the Trustees in Trust for the benefit of the Shareholders of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities and expenses allocated solely to a particular class shall be borne by that class. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments or any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to or chargeable to any particular series or class shall be allocated by the Trustees between and among one or more of the series or classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all series or classes for all purposes, and shall be referred to as assets belonging to that series or class. Any creditor of any series may look only to the assets of that series to satisfy such creditor's debt.

NO PREEMPTIVE RIGHTS
--------------------

      SECTION 5. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

LIMITATION ON PERSONAL LIABILITY
--------------------------------

      SECTION 6. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                                   ARTICLE IV
                                   ----------

                                  THE TRUSTEES
                                  ------------

MANAGEMENT OF THE TRUST
-----------------------

      SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

ELECTION OF TRUSTEES
--------------------

      SECTION 2. On a date fixed by the Trustees, the Shareholders shall elect not less than three (3) Trustees. A Trustee shall not be required to be a Shareholder of the Trust. Until such election, the Trustee shall be William F. Quinn and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of Article IV.

TERM OF OFFICE OF TRUSTEES
--------------------------

      SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided, except that: (a) any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the Trust's President or the other Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) a Trustee may be removed at any Special Meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares; and (d) every Trustee must resign his or her position effective no later than the last day of the calendar year in which such Trustee becomes seventy (70) years of age. Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust
Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

RESIGNATION AND APPOINTMENT OF TRUSTEES
---------------------------------------

      SECTION 4. Any vacancy on the Board of Trustees that results from an increase in the number of Trustees may be filled by a majority of the entire Board of Trustees, provided that a quorum is present, and any other vacancy that shall exist for any reason, including, but not limited to, declination to assume office, death, resignation, or removal, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder. The power of appointment of Trustees is subject to the provisions of Section 16(a) of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE
----------------------------

      SECTION 5. Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder, except as herein otherwise expressly provided.

NUMBER OF TRUSTEES
------------------

      SECTION 6. The number of Trustees serving hereunder at any time shall be determined by the Trustees themselves and shall not be less than one (1) nor more than twelve (12). Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy, absence or incapacity, shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
-----------------------------------------------

      SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF TRUST ASSETS
-------------------------

      SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V
                                    ---------

                             POWERS OF THE TRUSTEES
                             ----------------------

POWERS
------

      SECTION 1. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, but subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:

           (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust; to purchase and sell options on securities, currencies, indices, futures contracts and other financial instruments and enter into closing transactions in connection therewith, to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts and forward contracts on securities, indices, currencies, and other financial instruments; to engage in forward commitment, "when-issued" and delayed delivery transactions; to enter into repurchase agreements and reverse repurchase agreements; and to employ all types of hedging techniques and investment management strategies.

           (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that the rights of amendment and repeal are not reserved to Shareholders.

           (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

           (d) To employ a bank, trust company or other entity permitted by the Commission to serve as Custodian ("Custodian") of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

           (e) To retain a transfer agent and Shareholder servicing agent, or both.

           (f) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both.

           (g) To set record dates in the manner hereinafter provided.

           (h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, Custodian or underwriter.

           (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4(b) hereof.

           (j) To vote or give assent, or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

           (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

           (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or in its own name or in the name of a Custodian or a nominee or nominees, subject in whichever case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

           (m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

           (n) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

           (o) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided.

           (p) To borrow money from a bank for temporary or emergency purposes and not for investment purposes. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, the Trustees may pledge securities.

           (q) To establish, from time to time, a minimum total investment for Shareholders, and to require redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

           (r) To retain an administrator, manager, investment advisers and/or investment subadvisers.

           (s) To establish separate and distinct series of shares with separately defined investment objectives, policies and purposes, and to allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liability or expense incurred by a particular series of Shares shall be payable solely out of the assets of that series.

           (t) To establish separate and distinct classes for one or more series, with each class having such rights and differences as determined by the Trustees and to allocate assets, liabilities and expenses of a particular class or to apportion the same among or between two or more classes, provided that any liabilities or expenses incurred by a particular class shall be payable solely out of the assets belonging to that class.

           (u) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

TRUSTEES AND OFFICERS AS SHAREHOLDERS
-------------------------------------

      SECTION 2. Subject only to the general limitations herein contained as to the sale and purchase of Trust Shares and any restrictions that may be contained in the Bylaws:

           (a) Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent;

           (b) The Trustees may issue and sell or cause to be issued and sold Shares to (and buy such Shares from) any Interested Person.

ACTION BY THE TRUSTEES
----------------------

      SECTION 3. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at an in-person meeting of the Trustees. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given to each Trustee as provided in the Bylaws.

      Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number the authority to approve particular matters or take particular actions on behalf of the Trust.

CHAIRMAN OF THE TRUSTEES
------------------------

      SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees and to perform such duties as the Trustees may designate.

                                   ARTICLE VI
                                   ----------

                              EXPENSES OF THE TRUST
                              ---------------------

      Subject to the provisions of Article III, Section 4, the Trustees are authorized to have paid from the Trust estate or the assets belonging to the Trust, as they deem fair and appropriate, expenses and disbursements of the Trust, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expenses, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of Shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and
qualifying   the  Trust  and  its  Shares  under  federal  and  state  laws  and regulations, expenses of rating the Trust by independent rating services, charges of investment advisers, managers, administrators, Custodians, transfer agents, and registrars, expenses of preparing and setting up in type Prospectuses and Statements of Additional Information, expenses of printing and distributing such documents sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the Trust prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VII
                                   -----------

          INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT
          ------------------------------------------------------------

INVESTMENT ADVISER
------------------

      SECTION 1. Subject to a Majority Shareholder Vote when required by the 1940 Act, the Trustees may in their discretion from time to time enter into an investment advisory or similar agreement(s) on behalf of the Trust or any series thereof whereby the other party(ies) to such agreement(s) shall undertake to furnish the Trustees such investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser(s) (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, authorize the investment adviser to employ one or more subadvisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser.

      Notwithstanding any contrary provisions herein, the Trustees can enter into investment advisory or investment subadvisory agreements without Shareholder approval to the extent permitted by an exemptive order of the U.S. Securities and Exchange Commission ("SEC") or similar relief granted by the SEC or its staff, including a staff no-action position.

PRINCIPAL UNDERWRITER
---------------------

      SECTION 2. The Trustees may in their discretion from time to time enter into an agreement(s) on behalf of the Trust or any series or class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the agreement or appoint such other party its sales agent for such Shares. In either case, the agreement shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may in their discretion determine to be not inconsistent with the provisions of this Article VII, or of the Bylaws, if any; and such agreement may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. Alternatively, or in addition thereto, the Trust can directly distribute its Shares and, if necessary in connection with such distribution, register as a broker-dealer in appropriate jurisdictions. [The Trustees may in their discretion adopt a plan or plans of distribution and enter into any related agreements whereby the Trust finances directly or indirectly any activity that is primarily intended to result in sales of shares.

TRANSFER AGENT
--------------

      SECTION 3. The Trustees may in their discretion from time to time enter into a transfer agency and Shareholder service agreement whereby the other party shall undertake to furnish the Trust with transfer agency and Shareholder services. The agreement shall be on such terms and conditions as the Trustees may in their discretion determine are not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities including one or more agents of such parties.

PARTIES TO CONTRACT
-------------------

      SECTION 4. Any agreement of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the agreement, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said agreement or accountable for any profit realized directly or indirectly therefrom, provided that the agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to agreements entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the agreements mentioned in this Section 4.

PROVISIONS AND AMENDMENTS
-------------------------

      SECTION 5. To the extent that Section 15 of the 1940 Act is applicable, any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its continuance in effect, its termination, and the method of authorization and approval of such agreement or renewal or amendment thereof, subject to any exemptive or similar relief granted by the SEC or its Staff, including a staff no-action position.

                                  ARTICLE VIII
                                  ------------

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS
                    ----------------------------------------

VOTING POWERS
-------------

      SECTION 1. The Shareholders shall have power to vote: (i) for the election of Trustees as provided in Article IV, Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(c), (iii) with respect to any investment advisory contract as provided in Article VII, (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7, (v) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular series or class shall not be entitled to bring any derivative or class action on behalf of any other series or class of the Trust, and (vi) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series or class; except that, (i) when required by the 1940 Act or (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the Shareholders of such series or classes shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.

MEETINGS
--------

      SECTION 2. Special meetings of the Shareholders may be called by the Trustees and may be held at the principal office of the Trust or such other place as the Trustees may designate. Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders owning at least 10 percent of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least 15 days' notice of any meeting.

QUORUM AND REQUIRED VOTE
------------------------

      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote, as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust, the Bylaws or law, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.

                                   ARTICLE IX
                                   ----------

                                    CUSTODIAN
                                    ---------

APPOINTMENT AND DUTIES
----------------------

      SECTION 1. The Trustees shall at all times employ a bank or trust company having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as Custodian on such basis of compensation as may be agreed upon between the Trustees and the Custodian. The Custodian shall have authority as agent for the Trust, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

           (a) to hold the securities owned by the Trust and deliver the same upon written order;

           (b) to receive and take receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

           (c) to disburse such funds upon orders or vouchers;

           (d) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

           (e) to compute, if authorized to do so by the Trustees, the Trust's Net Asset Value in accordance with the provisions hereof.

      If so directed by a Majority Shareholder Vote, the Custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

EMPLOYMENT OF SUB-CUSTODIANS
----------------------------

      SECTION 2. The Trustees may also authorize the Custodian to employ one or more sub-Custodians from time to time to perform such of the acts and services of the Custodian, and upon such terms and conditions, as may be agreed upon between the Custodian and such sub-Custodian and approved by the Trustees, provided that in every case such sub-Custodian shall be (a) a bank or trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended, or (b) an eligible foreign custodian in accordance with Rule 17f-5 under the 1940 Act or any such applicable successor regulation.

CENTRAL DEPOSITORY SYSTEM
-------------------------

      SECTION 3. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the Custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

                                    ARTICLE X
                                    ---------

                          DISTRIBUTIONS AND REDEMPTIONS
                          -----------------------------

DISTRIBUTIONS
-------------

      SECTION 1.

           (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

           (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares from assets of a particular series, which dividends and other distributions, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares at the election of each Shareholder. All dividends and other distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and other distributions shall appropriately reflect expenses allocated to a particular class of such series.

           (c) Anything in this Declaration of Trust to the contrary notwithstanding, the Trustees may at any time declare and distribute pro rata among the Shareholders of a particular series of a class thereof a "share dividend."

REDEMPTIONS
-----------

      SECTION 2. In case any Shareholder of record desires to dispose of his Shares, the shareholder may deposit at the office of the transfer agent or other authorized agent of the Trust a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Trust purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Trust to purchase, and the Trust or the principal underwriter of the Trust shall purchase, said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof) less such charges as are determined by the Trustees and described in the Trust's Registration Statement under the Securities Act of 1933, as amended, or any prospectus or statement of additional information contained therein, as supplemented. The Trust shall make payment for any such Shares to be redeemed, as aforesaid, in cash to the extent required by federal law, and securities from Trust assets, and payment for such Shares shall be made by the Trust or the principal underwriter to the Shareholder of record within seven (7) days after the date upon which the request is effective. Provided, however, that if Shares being redeemed have been purchased by check, the series may postpone payment until the Trust has assurance that good payment has been collected for the purchase of the Shares. The Trust may require Shareholders to pay a sales charge to the Trust, the underwriter or any other person designated by the Trustees upon redemption or repurchase of Shares of any series or class in such amount as shall be determined from time to time by the Trustees. The amount of such sales charge may, but need not, vary depending on various factors, including without limitation the holding period of the redeemed or repurchase Shares. The Trustees also may charge a redemption or repurchase fee in such amount as may be determined from time to time by the Trustees.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
------------------------------------------------------------------

      SECTION 3. The term "Net Asset Value" shall mean that amount by which the assets of any series or class thereof exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission. The Trustees may delegate any powers and duties under this
Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION
-------------------------------------

      SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment to the extent as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his or her request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension.

                                   ARTICLE XI
                                   ----------

                   LIMITATION OF LIABILITY AND INDEMNIFICATION
                   -------------------------------------------

LIMITATION OF LIABILITY
-----------------------

      SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION
---------------

      SECTION 2.

           (a) Subject to the exceptions and limitations  contained in paragraph
      (b) below:

                (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b) No  indemnification  shall be  provided  hereunder  to a  Covered
      Person:

                (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

                (i) such Covered Person shall have provided appropriate security for such undertaking,

                (ii) the Trust is insured against losses arising out of any such advance payments or

                (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

SHAREHOLDERS
------------

      SECTION 3. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The applicable series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

                                   ARTICLE XII
                                   -----------

                                  MISCELLANEOUS
                                  -------------

TRUST NOT A PARTNERSHIP
-----------------------

      SECTION 1. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust or of such series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY
-------------------------------------------------------------

      SECTION 2. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES
-----------------------------

      SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

TERMINATION OF TRUST
--------------------

     SECTION 4.
     ----------

           (a) This Trust shall continue without limitation of time but subject to the provisions of paragraph (b) of this Section 4.

           (b) Subject to a Majority Shareholder Vote, the Trustees may:

                (i) sell and  convey  the  assets of the  Trust or any  affected series to another trust, partnership, association or corporation organized under the laws of any state which is an open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities; accrued or contingent, of the Trust and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or

                (ii) at any time sell and convert into money all of the assets of the Trust.

           Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders or any affected series then outstanding; however, the payment to any particular class within such series may be reduced by any fees, expenses or charges allocated to that class. Nothing in this Declaration of Trust shall preclude the Trustees from distributing such remaining proceeds or assets so that holders of the Shares of a particular class of the Trust or any affected series receive as their ratable distribution Shares solely of an analogous class, as determined by the Trustees, of such series, trust, partnership, association or corporation.

           The Trustees may take any of the actions specified in clauses (i) and
      (ii) above without obtaining a Majority Shareholder Vote of any series or class or of the Trust if a majority of the Trustees makes a determination that the continuation of a series or class or the Trust is not in the best interests of such series or class, or the Trust or their respective Shareholders as a result of factors or events adversely affecting the ability of such series or class or the Trust to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of a series or class, or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the series or class, or the Trust or affecting assets of the type in which such series or class, or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such series or class, or the Trust.

           (c) Upon completion of the distribution of the remaining assets as provided in paragraph (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

FILING OF COPIES, REFERENCES, HEADINGS
--------------------------------------

      SECTION  5.  The  original  or a copy  of  this  instrument  and  of  each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and the expressions "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW
--------------

      SECTION 6. The trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a Trust.

AMENDMENTS
----------

      SECTION 7. This instrument can be amended, supplemented or restated by a majority vote of the Trustees. Amendments, supplements or restatements having the purpose of materially decreasing the rights of shareholders in regard to liability and indemnification, as set forth in Article III Section 6 and Article XI Section 3, respectively, shall require a Majority Shareholder Vote. Copies of the amended, supplemented or restated Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

FISCAL YEAR
-----------

      SECTION 8. The fiscal year of the Trust shall end on a specified date as determined by the Trustees; provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORDS "AMERICAN" AND "AMERICAN AIRLINES"
---------------------------------------------------

      SECTION 9. AMR Corporation has consented to the use by the Trust of the identifying words "American Select Funds." Such consent is conditioned upon the employment of AMR Investment Services, Inc., its successors or its affiliated companies as investment adviser or manager of the Trust. As between the Trust and itself, AMR Corporation controls the use of the name of the Trust insofar as such name contains the identifying words "American Select Funds." AMR Corporation may from time to time use the identifying words "American Select Funds" in other connections and for other purposes, including, without limitation, in the names of other corporations or businesses which it may manage, advise, sponsor or own, or in which it may have a financial interest. AMR Corporation may require the Trust to cease using the identifying words "American Select Funds" in the name of the Trust if the Trust ceases to employ AMR Investment Services, Inc. or another subsidiary or affiliate of AMR Corporation as investment adviser or manager.

NOTICE TO OTHER PARTIES
-----------------------

      SECTION 10. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he and she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

      IN WITNESS WHEREOF, the undersigned, being the sole initial Trustee of American Select Funds, have executed this instrument.



      8/18/99                      /S/ WILLIAM F. QUINN
------------------                 ---------------------------
Date                               William F. Quinn
                                   Trustee



     TRUSTEE'S ADDRESS
     -----------------

      William F. Quinn
      4333 Amon Carter Boulevard
      MD 5645
      Fort Worth, Texas 76155